UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 13, 2006


                          CADENCE RESOURCES CORPORATION
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             (Exact name of registrant as specified in its charter)


           UTAH                            0-25170               87-0306609
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


4110 Copper Ridge Drive, Suite 100, Traverse City, MI                49684
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      (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (231) 941-0073



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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

We have prepared a PowerPoint slide presentation to use in upcoming presentations at investor conferences which may include non-public information. A copy of this slide presentation is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

      c.    EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              PowerPoint slide presentation.



                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on February 13, 2006.

                                           CADENCE RESOURCES CORPORATION


Date: February 13, 2006                    /s/ William W. Deneau
                                           -------------------------------------
                                           By:  William W. Deneau
                                           Its: President